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                                                                     EXHIBIT 4.4



               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER                       SHARPS COMPLIANCE CORP.                      SHARES

                                                       -----------------
                                                       CUSIP 820017 10 1
                                                       -----------------


THIS CERTIFIES THAT



is the registered holder of

    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK WITH A PAR VALUE OF
                                $0.01 PER SHARE.

in the Capital of the above named Corporation transferable on the books of the Corporation by the registered holder in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

                                     DATED


  /s/ Burt Kunik                COUNTERSIGNED AND REGISTERED
--------------------            PACIFIC CORPORATE SERVICES LTD.        VANCOUVER
     President                  TRANSFER AGENT AND REGISTRAR


  /s/ [ILLEGIBLE]
--------------------            By                  SPECIMEN
     Secretary                     ------------------------------------------
                                              Authorized Officer

   The Shares represented by this Certificate are transferable at the offices of Pacific Corporate Services Ltd., Vancouver, B.C.

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  FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

              PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE
                        --------- --------- ---------
                                 -         -
                        --------- --------- ---------



-------------------------------------------------------------------------------
                      (Name and address of transferee)


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------------------------------------------------------------------------ shares registered in the name of the undersigned on the books of the Corporation named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints


------------------------------------------------------------------ the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.


     DATED:




----------------------------------          -----------------------------------
     (Signature of witness)                      (Signature of Stockholder)


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.


        Signature Guaranteed By: